December 2, 2005

Supplement

SUPPLEMENT DATED DECEMBER 2, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated December 30, 2004

The following paragraph hereby replaces the last two sentences of the first paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Investment Adviser has the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

The following sentence hereby replaces the last sentence of the eighth paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The Fund's investments in high yield securities not including emerging market securities as set forth below may not exceed 65% of its net assets.

The following sentence hereby replaces the first sentence of the ninth paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The Fund may invest up to 65% of its net assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries.

The second paragraph of the section of the Prospectus titled "Fund Management" is hereby replaced by the following:

The Fund is managed within the Investment Adviser's Taxable Fixed-Income team. The team consists of portfolio managers and analysts. Current members of the team responsible for the day-to-day management of the Fund include W. David Armstrong, Roberto M. Sella, Abigail L. McKenna and David S. Horowitz, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been affiliated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Fund in February 2005. Mr. Sella has been affiliated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Fund in February 2005. Ms. McKenna has been affiliated with the Investment Adviser in an investment management capacity since August 1996 and began managing the Fund in April 2003. Mr. Horowitz has been affiliated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Fund in December 2005.

Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37937SPT-04

                      MORGAN STANLEY FLEXIBLE INCOME TRUST
                           1221 Avenue of the Americas
                            New York, New York, 10020

                                                                December 5, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C.  20549

Re:  Morgan Stanley Flexible Income Trust File No. 33-44782

Dear Sir or Madam:

     We are electronically transmitting via EDGAR, pursuant to Rule 497(e) under the Securities Act of 1933, a copy of a Supplement dated December 2, 2005, to the Prospectus of Morgan Stanley Flexible Income Trust, dated December 30, 2004.
Please note that this supplement was originally filed with the Securities and
Exchange Commission on December 2, 2005 (Accession Number: 0000950136-05-007706)
and is being filed herewith to correct an error in the filing.

                                                            Very truly yours,

                                                            /s/ Lou Anne McInnis
                                                            --------------------
                                                            Lou Anne McInnis
                                                            Assistant Secretary

cc:  Amy R. Doberman, Esq.
     Larry Greene